                              SEASONS SERIES TRUST

                Supplement to the Prospectus dated July 29, 2005


FOCUS VALUE PORTFOLIO. On December 14, 2005, the Board of Trustees approved the termination of American Century Investment Management, Inc. as subadviser to the Focus Value Portfolio. Effective on or about January 23, 2006, Northern Trust Investment, N.A. ("Northern Trust"), will become a subadviser to the Focus Value Portfolio.

In the section titled "MANAGEMENT," under the heading "Information about the Subadvisers" the disclosure with regard to American Century Investment Management, Inc. will be deleted and replaced with the following:

         "NORTHERN TRUST INVESTMENTS, N.A. Northern Trust, located at 50 South LaSalle Street, Chicago, IL 60675, as is a subsidiary of The Northern Trust Company ("TNTC"). Northern Trust primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. TNTC is an Illinois state chartered banking organization and is a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of September 30, 2005 Northern Trust Corporation had assets under administration of $2.7 trillion, assets under management of $607.4 billion and banking assets of $46.7 billion."

In the section titled "MANAGEMENT," under the heading "Portfolio Management," in the in "Seasons Focused Portfolio" chart "American Century" should be deleted , upon Northern Trust's assumption of subadvisory functions, and replaced with "Northern Trust".

In the same section and heading the following portfolio management disclosure with respect to American Century should be deleted in its entirety and replaced with the following:

 PORTFOLIO OR MANAGED                        NAME AND TITLE OF PORTFOLIO
      COMPONENT          MANAGER(s)    MANAGER (s) (AND/OR MANAGEMENT TEAM(s))                       EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
Focus Value Portfolio  Northern Trust  -      Stephen G. Atkins                 Mr. Atkins joined Northern Trust in 1998 and during
                                              Vice President and Senior         the past five years has managed various equity
                                              Portfolio Manager                 portfolios, including mutual funds.


DATE:    JANUARY 17, 2006

Versions 3, 4, and Combined Master